Exhibit 4.2

Execution Version

CALIX NETWORKS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

May 29, 2009

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CALIX NETWORKS, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of the 29th day of May, 2009, by and among Calix Networks, Inc., a Delaware corporation (the “Company”), the investors listed on Exhibit A hereto, each of which is herein referred to as an “Investor,” and the founders also listed on Exhibit A, each of whom is herein referred to as a “Founder”.

RECITALS

A. The Company, the Founders, the holders of Series A Preferred Stock (the “Series A Holders”), the holders of Series B Preferred Stock (the “Series B Holders”), the holders of Series C Preferred Stock (the “Series C Holders”), the holders of Series D Preferred Stock (the “Series D Holders”), the holders of Series E Preferred Stock (the “Series E Holders”), the holders of Series E-1 Junior Preferred Stock (the “Series E-1 Holders”), the holders of certain warrants to purchase shares of Preferred Stock (the “Warrant Holders”), the holders of Series G Preferred Stock (the “Series G Holders”), the holders of Series H Preferred Stock (the “Series H Holders”) and the holders of Series I Preferred Stock (the “Series I Holders”) have previously entered into an Amended and Restated Investors’ Rights Agreement dated as of June 22, 2007 (the “Prior Rights Agreement”), pursuant to which the Company granted the Founders, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders, the Series E-1 Holders, the Warrant Holders, Series G Holders and the Series H Holders and the Series I Holders certain rights.

B. The Company and certain parties (the “Series J Investors”) have entered into a Series J Preferred Stock Purchase Agreement of even date herewith (as amended from time to time, the “Series J Purchase Agreement”), pursuant to which the Company desires to sell to the Series J Investors and the Series J Investors desire to purchase from the Company shares of the Company’s Series J Preferred Stock (the “Series J Preferred Stock”). A condition to the Series J Investors’ obligations under the Series J Purchase Agreement is that the Agreement be amended in order to provide the Series J Investors with certain rights to register shares of the Company’s Common Stock issuable upon conversion of the Series J Preferred Stock to be purchased by such Series J Investors. The Company and the Investors each desire to induce the Series J Investors to purchase shares of Series J Preferred Stock pursuant to the Series J Purchase Agreement by agreeing to the terms and conditions set forth herein.

AGREEMENT

The Prior Rights Agreement is hereby amended and restated in its entirety as follows:

1. Registration Rights. The Company, the Founders and the Investors covenant and agree as follows:

1.1 Definitions. For purposes of this Section 1:

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(a) The term “Initial Public Offering” means the first public offering of the Common Stock of the Company to the general public that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

(b) The term “Preferred Stock” means the Preferred Stock of the Company, par value $0.025 per share.

(c) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

(d) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series E-1 Junior Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock, the Series I Preferred Stock and the Series J Preferred Stock acquired by Investors; provided, however, that (A) for the purposes of Sections 1.2, 1.4 and 1.13 the shares of Common Stock issuable or issued upon conversion of the Series B Preferred Stock issuable or issued upon exercise of certain warrants to purchase an aggregate of 1,637 shares of Series B Preferred Stock issued to Venture Lending & Leasing III, Inc., Michael P. Lamb, William Bradford Wheatley, Third Coast Capital, and Kathleen A. Wilkerson and outstanding on the date hereof (the “Series B Warrant Stock”), shall not be deemed Registrable Securities and the holders thereof shall not be deemed to be Holders, (B) for purposes of Section 2 the holders of the Series B Warrant Stock shall not be deemed to be a Holder or a Major Investor with respect thereto and shall have no rights thereunder, (C) for purposes of Sections 1.2, 1.4 and 1.13 the shares of Common Stock issuable or issued upon conversion of the Series E Preferred Stock issuable upon exercise of a warrant to purchase 5,536 shares of Series E Preferred Stock issued to Venture Banking Group, or its assigns (the “Series E Warrant Stock”), shall not be deemed Registrable Securities and the holder(s) thereof shall not be deemed to be a Holder, and (D) for purposes of Section 2 the holder(s) of the Series E Warrant Stock shall not be deemed to be a Holder or a Major Investor with respect thereto and shall have no rights thereunder, (ii) the shares of Common Stock issued to the Founders on December 17, 1999 (the “Founders’ Stock”), provided, however, that for the purposes of Section 1.2, 1.4 and 1.13 the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) and (ii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

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(e) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(f) The term “Restricted Securities” means the securities of the Company required to bear the legend set forth in Section 3.1 (b) hereof.

(g) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement, subject to the limitations set forth in Section 1.1(b); provided, however, that for purposes of Section 2 of this Agreement, no holder of Series I Preferred Stock, or Common Stock issued upon conversion thereof, shall be deemed a Holder or Major Investor for purposes of, or otherwise have any rights under Section 2.3 (other than as a result of holding sufficient quantities of other applicable Company securities), and any shares of Series I Preferred Stock, or Common Stock issued upon conversion thereof, held by a party shall not be included for purposes of satisfying numerical ownership thresholds, or determining allocations under Section 2.3 except as otherwise specifically set forth in this Agreement;

(h) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of a company’s filings under the Exchange Act (as defined in Section 1.10(a) below); and

(i) The term “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 or any successor form under the Securities Act which results in aggregate cash proceeds raised in the offering of not less than $50,000,000 (before deduction of underwriting discounts and commissions).

1.2 Request for Registration.

(a) If the Company shall receive at any time a written request from the Holders of greater than forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act that would have an aggregate offering price, net of underwriting discounts and commissions, of at least $10,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), cause a registration statement covering the requested Registrable Securities to be filed within sixty (60) days of receipt of such request and thereafter use its best efforts to effect as soon as practicable, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 4.4.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made

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pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective and, subject to Section 1.5(a), all shares registered thereunder have been sold;

(ii) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

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1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities) including the Initial Public Offering, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 4.4, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of greater than thirty percent (30%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such

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registration, qualification or compliance; or (v) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 1.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement

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of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(ii), whichever is applicable.

1.7 Expenses of Registration.

(a) Demand Registration and Registration on Form S-3. All expenses other than underwriting discounts and commissions and stock transfer taxes incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2 and 1.4, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the Holders selected by the Holders not to exceed $35,000,

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shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro-rata), unless, in the case of a withdrawn proceeding begun pursuant to Section 1.2, the Holders of a majority of the Registrable Securities agree to forfeit their right to one (1) demand registration pursuant to Section 1.2; provided further, however, that if at the time of the withdrawal of a registration request initiated under Section 1.2 or Section 1.4, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 and 1.4 without diminution.

(b) Company Registration. All expenses other than underwriting discounts and commissions and stock transfer taxes incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the Holders selected by the Holders not to exceed $35,000, shall be borne by the Company.

1.8 Underwriting Requirements.

(a) In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then, subject to the provisions of this Section 1.8, only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

(b) If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the Initial Public Offering, in which case, all selling stockholders may be excluded entirely if the underwriters make the determination described above and no other stockholder’s securities are included or (ii) any Founders’ Stock be included if any securities held by any selling Investor or assignee thereof in accordance with Section 1.2 of this Agreement

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are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

(c) Subject to the provisions of Section 1.8(b) and 1.8(c)(iii) below, not less than (A) 30% of the number of shares of Series I Preferred Stock (or shares of Common Stock issued upon conversion thereof) that constitute Registrable Securities (the “Series I Registrable Securities”) held by each selling stockholder that holds Series I Registrable Securities and (B) 30% of the number of shares of Series J Preferred Stock (or shares of Common Stock issued upon conversion thereof) that constitute Registrable Securities (the “Series J Registrable Securities”) held by each selling stockholder that holds Series J Registrable Securities, shall be included in the Initial Public Offering.

(i) To the extent a selling stockholder that holds Series I Registrable Securities elects to include less than 30% of the number of shares of Series I Registrable Securities held by such stockholder in the Initial Public Offering (each, a “Non-Fully Participating Series I Stockholder”), each selling stockholder that elects to include 30% of the number of shares of Series I Registrable Securities held by such stockholder in the Initial Public Offering (each, a “Fully Participating Series I Stockholder”) shall be entitled, subject to the provisions of Section 1.8(b), to include additional shares of Series I Registrable Securities equal to its pro rata portion of the aggregate number of shares of Series I Registrable Securities entitled to be included hereunder, but not included, by the Non-Fully Participating Series I Stockholders.

(ii) To the extent a selling stockholder that holds Series J Registrable Securities elects to include less than 30% of the number of shares of Series J Registrable Securities held by such stockholder in the Initial Public Offering (each, a “Non-Fully Participating Series J Stockholder”), each selling stockholder that elects to include 30% of the number of shares of Series J Registrable Securities held by such stockholder in the Initial Public Offering (each, a “Fully Participating Series J Stockholder”) shall be entitled, subject to the provisions of Section 1.8(b), to include additional shares of Series J Registrable Securities equal to its pro rata portion of the aggregate number of shares of Series J Registrable Securities entitled to be included hereunder, but not included, by the Non-Fully Participating J Series Stockholders.

(iii) Notwithstanding any other provision of this Section 1.8(c), if the total amount of securities, including Registrable Securities, requested by selling stockholders to be included in the Initial Public Offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering, provided that the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to selling Holders that hold Series I Registrable Securities and Series J Registrable Securities, up to 30% of each of

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the Series I Registrable Securities and Series J Registrable Securities on a pro rata basis based on the total number of Series I Registrable Securities and Series J Registrable Securities held by such Holders; third, to selling Holders holding Registrable Securities other than Series I Registrable Securities and Series J Registrable Securities, up to 30% of such Registrable Securities on a pro rata basis based on the total number of Registrable Securities (other than Series I Registrable Securities or Series J Registrable Securities) held by such Holders; and fourth, to each selling stockholder holding shares of Registrable Securities, any additional shares of Registrable Securities (including shares of Series I Registrable Securities and Series J Registrable Securities) held by each such selling stockholder, which Registrable Securities to be included shall be apportioned pro rata among such selling stockholders according to the total amount of such additional shares of Registrable Securities (including Series I Registrable Securities and Series J Registrable Securities) entitled to be included therein or in such other proportions as shall mutually be agreed to by such selling stockholders.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and stockholders of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or

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controlling person or (ii) the use or delivery by such Holder, underwriter or controlling person of a prospectus after a more current prospectus has been delivered by the Company to such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder, severally but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon (i) any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration or (ii) the use or delivery by such Holder, underwriter or controlling person of a prospectus after a more current prospectus has been delivered by the Company to such Holder, underwriter or controlling person; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of liability to the indemnified party under this Section 1.10 to the extent such failure is actually prejudicial to the indemnifying party’s ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

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(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control to the extent that both the indemnifying party and indemnified party are parties to the underwriting agreement.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder only to (a) a transferee or assignee of at least 40,000 shares of such securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, recapitalizations and the like), or all of such transferring Holder’s securities, if less, (b) a transferee or assignee who is a partner, retired partner or affiliated fund of a Holder that is a partnership or a member or former member of a Holder that is a limited liability company, (c) a transferee or assignee who is a “family member” (defined for purposes of this Section 1.12 as a spouse, ancestor, lineal descendant or sibling) of such Holder or a trust, the sole beneficiaries of which are the Holder and/or family members of such Holder, (d) a transferee or assignee who is an affiliate of such Holder within the meaning of Rule 501(b) under the Securities Act or (e) any third party approved by the Company’s Board of Directors (a “Permitted Transferee”), provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such Permitted Transferee and the securities with respect to which such registration rights are being assigned; and provided further, that such assignment shall be effective only if (a) the Permitted Transferee agrees in writing to be bound by the obligations of a Holder under this Agreement, including without limitation the provisions of Section 1.14 below, and (b) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. All shares beneficially owned by affiliated entities or persons shall be aggregated together for purposes of determining whether a transferee or assignee is a Permitted Transferee. As a condition of such aggregation, holders of a majority of the shares of the aggregating persons and entities shall designate in writing from time to time one representative for all aggregating persons and entities, and the Company shall be entitled to definitively rely upon the authority of such representative and any action or omission of such representative in exercising or failing to exercise the rights hereunder.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is

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included, (b) to make a demand registration which could result in such registration statement being declared effective prior to the date set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2 or (c) otherwise grant such holder or prospective holder registration rights pari passu or superior to those granted to the Investors hereunder.

1.14 “Market Stand-Off” Agreement. Each Holder hereby agrees that in connection with an Initial Public Offering, upon request of the underwriters managing such Initial Public Offering, that such Holder shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any hedging swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Initial Public Offering (or such longer period of time as may be required to accommodate regulatory restrictions on (x) the publication or other distribution of research reports and (y) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), as applicable, (or any successor rules or amendments thereto)); provided, however, that:

(i) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

(ii) all officers, directors and five-percent or greater securityholders of the Company enter into similar agreements;

(iii) each Holder agrees that prior to the Initial Public Offering it will not transfer the securities of the Company unless each transferee agrees in writing to be bound by all the provisions of this Section 1.14;

(iv) to the extent any officers, directors or five-percent or greater securityholders of the Company are subsequently released from their obligations under such agreement, each Holder will also be released from its obligations under such agreement to the extent of its pro-rata equivalent; and

(v) such agreement shall not apply to any shares of the Company’s Common Stock purchased by such Holder in the Initial Public Offering (other than shares purchased pursuant to a directed share program or as provided in a letter agreement dated February 23, 2001 relating to the purchase by certain Holders of shares in such Initial Public Offering) or in the public securities market following such Initial Public Offering.

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(a) Stop-Transfer Instructions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

(b) Transferees Bound. Each Holder agrees that prior to the Initial Public Offering it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14.

(c) Underwriters. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 1.14 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

(d) Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder (and the shares or securities of every other person subject to the restriction contained in this Section 1.14):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS (SUBJECT TO EXTENSION IN CERTAIN CIRCUMSTANCES) AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

Notwithstanding the foregoing, the obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any registration right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of a Qualified IPO or (ii) such time as Rule 144(k) or another similar exemption under the Securities Act is available for the sale of all of such Holder’s Registrable Securities during a three (3) month period without registration.

2. Covenants of the Company.

2.1 Delivery of Financial Statements. The Company shall deliver to each Holder of at least 40,000 shares (as adjusted for subsequent stock splits, stock dividends, combinations, recapitalizations and the like) of Preferred Stock (or Common Stock issued on conversion thereof) of the Company:

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(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other budgets or revised budgets prepared by the Company; and

(d) with respect to the financial statements called for in subsection (b) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to normal year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so.

2.2 Inspection. The Company shall permit each Holder of at least 40,000 shares (as adjusted for subsequent stock splits, stock dividends, combinations, recaptializations and the like) of Preferred Stock (or Common Stock issued on conversion thereof) of the Company, at such Holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

2.3 Right of First Offer. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Holder that is a Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, a “Major Investor” shall mean any person who holds at least 40,000 shares of the Preferred Stock (or the Common Stock issued upon conversion thereof) of the Company (as adjusted for subsequent stock splits, stock dividends, combinations, recapitalizations and the like). For purposes of this Section 2.3, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or

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its partners or affiliates in such proportions as it deems appropriate. For purposes of clarification, shares of Series I Preferred Stock (or the shares of Common Stock issued upon conversion thereof) shall not be counted towards the 40,000 share threshold.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (“Notice”) in accordance with Section 4.4 of this Agreement to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within 15 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals (i) the proportion that the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock held by such Major Investor (except shares of Series I Preferred Stock and shares of Common Stock issued upon conversion of Series I Preferred Stock then outstanding, which shall not be included in such number) bears to (ii) the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

(c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) The right of first offer in this paragraph 2.3 shall not be applicable to (i) the issuance of capital stock, stock options or warrants, to employees, consultants, technical advisors, officers or directors of the Company (or its subsidiary) pursuant to stock purchase or stock option plans or agreements approved by the Board of Directors (including options granted prior to the date hereof), (ii) the issuance of securities in connection with bona fide acquisition transactions and commercial transactions approved by the Board of Directors, including at least a majority of the then-serving Preferred Directors (as defined in that certain Second Amended and Restated Voting Agreement, dated on or about May __, 2009, as amended from time to time), (iii) the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, (iv) shares issued upon conversion of the Preferred Stock, (v) the issuance of securities in a public offering, (vi) the issuance of securities pursuant to options, warrants, notes, or other rights to acquire securities of the Company that are currently outstanding or issued hereafter pursuant to one of the enumerated items in this paragraph, (vii) stock splits, stock dividends or like transactions, (viii) the issuance of Series I Preferred Stock pursuant to Article IV(B), Section

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(1)(a) of the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time, (x) the issuance of Series J Preferred Stock pursuant to Article IV(B), Section (1)(b) of the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time (xi) the issuance of Series J Preferred Stock sold pursuant to the Series J Preferred Purchase Agreement, (xii) other issuances of capital stock or warrants, options or other rights to purchase capital stock that the Board of Directors, including at least a majority of the then-serving Preferred Directors, determines shall be exempt from the right of first offer in this paragraph 2.3. In addition to the foregoing, the right of first offer in this Section 2.3 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

2.4 Termination of Covenants.

(a) The covenants set forth in Sections 2.1 through Section 2.3 shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) upon termination of the entire Agreement upon a change in control of the Company, as provided in Section 4.1.

(b) The covenants set forth in Sections 2.1 and 2.2 shall terminate as to each Holder and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 2.4(a) above.

3. Restrictions on Transferability of Securities; Compliance with Securities Act.

3.1 Restrictions on Transferability.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock or Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate or instrument representing (i) the Series J Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 3.2(b)) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN

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REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

3.2 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 3.2.

(a) Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 3.1(b) of this Agreement, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

(b) Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an entity transferring to an affiliate, or (E) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transferee will agree

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in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

4. Miscellaneous.

4.1 Termination of the Entire Agreement. This Agreement shall terminate, and have no further force and effect, when the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation whose securities are traded on a securities exchange or effect any other transaction or series of related transactions in which more than 50% of the voting power of the Company is disposed of in which transaction the holders of Preferred Stock and Common Stock receive cash or marketable securities (other than a wholly-owned subsidiary corporation), provided that this Agreement shall not be terminated following a merger effected solely for the purpose of changing the domicile of the Company. For purposes hereof, “marketable securities” means securities that are listed on a national securities exchange and either (i) are freely tradeable by the Investors in the public markets upon receipt thereof or (ii) with respect to which the Investor has received registration rights substantially similar to those provided under Section 1.

4.2 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series E-1 Junior Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, Series I Preferred Stock, Series J Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders’ Stock; provided that if such amendment has the effect of affecting the Founders’ Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders’ Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders’ Stock; and provided, further, that (A) any amendment made to Section 1.8(c) of this Agreement that adversely affects the interests of the holders of Series I Preferred Stock shall require the consent of the holder or holders of a majority of the then-outstanding shares of Series I Preferred Stock and (B) any amendment made to Section 1.8(c) of this Agreement that adversely affects the interests of the holders of Series J Preferred Stock shall require the consent of the holder or holders of a majority of the then-outstanding shares of Series J Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company; provided that no amendment or waiver shall be effective against any Investor who does not agree thereto if such amendment or waiver treats such Investor differently in any material respect from the other Investors in a manner that is

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adverse to such Investor. The Prior Rights Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Founders, and the Investors hereby agree to be bound by the provisions hereof as the sole agreement of the Company, the Founders and the Investors with respect to registration rights of the Company’s securities and certain other rights, as set forth herein. The Company may, without obtaining the written consent of any party to this Agreement, include as an “Investor” any party who acquires shares of the Company’s Preferred Stock after the date of this Agreement, which party shall be bound by and entitled to the terms and conditions of this Agreement upon execution of a signature page hereto.

4.4 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail or confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day; (c) five Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; (d) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt or (e) when sent by confirmed electronic mail if sent during normal business hours of the recipient; if not, then on the next Business Day. All communications to the Investors and the Founders shall be sent to the address set forth on the signature page or Exhibit A hereto, or as subsequently modified in accordance with this Section 4.4. All communications to the Company shall be sent to:

Calix Networks, Inc.

1035 N. McDowell Blvd.

Petaluma, CA 94954

Attn: Chief Executive Officer

Facsimile: (707) 766-3100

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attn: Patrick A. Pohlen

Facsimile: (650) 463-2600

4.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

4.6 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

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4.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf for other fixed image form) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto

4.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.9 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

4.10 Construction.

(a) References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(b) References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(c) For purposes of this Agreement, “affiliate” shall mean, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by, or under common control with such person or entity. For purposes of this definition, “control,” when used with respect to any specified person or entity, means the power to direct or cause the direction of the management and policies of such person or entity, directly or indirectly, whether through ownership of voting securities or by contract or otherwise, and the terms “controlling” and “controlled by” have correlative meanings to the foregoing.

(d) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified and shall be counted from the day immediately following the date from which such number of days are to be counted. For purposes of this Agreement, “Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in San Francisco, California are authorized or required by applicable law to close.

[Signature Pages Follow]

22

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

CALIX NETWORKS, INC.

By:	/s/ Kelyn Brannon-Ahn
Kelyn Brannon-Ahn
Chief Financial Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

CARL RUSSO

By:	/s/ Carl Russo
Carl Russo

THE CRESCENTICO TRUST

By:	/s/ Carl Russo
Carl Russo, Trustee

EQUANIMOUS INVESTMENTS

By:
Tim Pasquinelli, Managing Member

CALGRAT PARTNERS, L.P.

By:
Tim Pasquinelli, Managing Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

CARL RUSSO

By:
Carl Russo

THE CRESCENTICO TRUST

By:
Carl Russo, Trustee

EQUANIMOUS INVESTMENTS

By:	/s/ Tim Pasquinelli
Tim Pasquinelli, Managing Member

CALGRAT PARTNERS, L.P.

By:	/s/ Tim Pasquinelli
Tim Pasquinelli, Managing Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

TeleSoft Partners II SBIC, L.P.

By:	TeleSoft II SBIC-GP, Inc.
Its:	General Partner

By:	/s/ Arjun Gupta
Arjun Gupta,
President

TeleSoft Partners II QP, L.P.

By:	TeleSoft Management II, L.L.C.
Its:	General Partner

By:	/s/ Arjun Gupta
Arjun Gupta,
Executive Manager

TeleSoft Partners II, L.P.

By:	TeleSoft Management II, L.L.C.
Its:	General Partner

By:	/s/ Arjun Gupta
Arjun Gupta,
Executive Manager

TeleSoft NP Employee Fund, L.L.C.

By:	/s/ Al Howard
Al Howard,
Manager

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

AZURE VENTURE PARTNERS I, L.P.

By:	Azure Capital Partners VC Administrators, LLC
Its General Partners

By:	/s/ Paul Ferris
Paul Ferris,
General Partner

AZURE VENTURES I, L.P.

By:	Azure Capital Partners VC Administrators, LLC
Its General Partners

By:	/s/ Paul Ferris
Paul Ferris,
General Partner

AZURE PARTNERS I, L.P.

By:	Azure Capital Partners CO Administrators, LLC
Its General Partners

By:	/s/ Paul Ferris
Paul Ferris,
General Partner

AZURE I, L.P.

By:	Azure Capital Partners CO Administrators, LLC
Its General Partners

By:	/s/ Paul Ferris
Paul Ferris,
General Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

MERITECH CAPITAL PARTNERS L.P.

By:	Meritech Capital Associates L.L.C.
Its General Partners

By:	Meritech Management Associates L.L.C.
A Managing Member

By:	/s/ Michael B. Gordon
Michael B. Gordon,
Managing Member

MERITECH CAPITAL AFFILIATES L.P.

By:	Meritech Capital Associates L.L.C.
Its General Partners

By:	Meritech Management Associates L.L.C.
A Managing Member

By:	/s/ Michael B. Gordon
Michael B. Gordon,
Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

REDPOINT VENTURES I, L.P.
By:	Redpoint Ventures I, LLC
Its:	General Partner

By:	/s/ Geoffrey Y. Yang
Geoffrey Y. Yang, Managing Director

REDPOINT ASSOCIATES I, LLC
Its:	Manager

By:	/s/ Geoffrey Y. Yang
Geoffrey Y. Yang, Managing Director

REDPOINT TECHNOLOGY PARTNERS Q-1, L.P.
By:	Redpoint Ventures I, LLC
Its:	General Partner

By:	/s/ Geoffrey Y. Yang
Geoffrey Y. Yang, Managing Director

REDPOINT TECHNOLOGY PARTNERS A-1, L.P.
By:	Redpoint Ventures I, LLC
Its:	General Partner

By:	/s/ Geoffrey Y. Yang
Geoffrey Y. Yang, Managing Director

BROADBAND FUND L.P.
By:	BBF Management LLC
Its:	General Partner
By:	Redpoint Ventures I, LLC
Its:	Manager

By:	/s/ Geoffrey Y. Yang
Geoffrey Y. Yang, Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

/s/ Michael Ashby
Michael Ashby

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

FOUNDATION CAPITAL V, L.P.

By:	Foundation Capital Management Co. V, LLC

/s/ Adam Grosser
By:	Manager

FOUNDATION CAPITAL V PRINCIPALS FUND, LLC

By:	Foundation Capital Management Co. V, LLC

/s/ Adam Grosser
By:	Manager

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

KINETIC VENTURES VII, LLC

By:	Kinetic Competitive Advantage Partners II, LLC
Its:	Managing Member
By:	Kinetic Ventures, LLC
Its:	Managing Member

By:	/s/ William T. Heflin
Print Name: William T. Heflin
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

KINETIC VENTURES VIII, L.P.

By:	Kinetic Ventures Partners VIII, L.L.C. General Partner

By:	/s/ William T. Heflin
William T. Heflin, Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

SPROUT ENTREPRENEURS’ FUND, L.P.
By:	DLJ Capital Corporation
Its:	General Partner

By:	/s/ Tracy M. Urquiaga
Tracy M. Urquiaga
Its:	Vice President

SPROUT CAPITAL IX, L.P.
By:	DLJ Capital Corporation
Its:	Managing General Partner

By:	/s/ Tracy M. Urquiaga
Tracy M. Urquiaga
Its:	Vice President

SPROUT IX PLAN INVESTORS, L.P.
By:	DLJ LBO Plans Management Corporation II
Its:	General Partner

By:	/s/ Tracy M. Urquiaga
Tracy M. Urquiaga
Its:	Attorney in Fact

DLJ FSC II, L.P.
By:	DLJ LBO Plans Management Corporation
Its:	General Partner

By:	/s/ Tracy M. Urquiaga
Tracy M. Urquiaga
Its:	Attorney in Fact

DLJ CAPITAL CORPORATION

By:	/s/ Tracy M. Urquiaga
Tracy M. Urquiaga
Its:	Vice President

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Barry Sandefur
/s/ Vivian Sandefur

Barry Sandefur
Name:	Vivian Sandefur

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Bradley Baker

Name:	Bradley Baker

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Brett R. Froslee /s/ Virginia Froslee

Name:	Brett R. Froslee Virginia Froslee

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Bruce Froslee /s/ Susan Froslee

Name:	Bruce Froslee Susan Froslee

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Bruce L. Hankerson

Name:	Bruce L. Hankerson

Title:	N/A

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	CastleRock Partners II, L.P.

By:	CastleRock Management, LLC

Its:	General Partner

By (signature):	/s/ Maria Lamari Burden

Name:	Maria Lamari Burden

Title:	Chief Financial Officer

If Investor is an individual:

By (signature):

Name:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	CastleRock Partners, L.P.

By:	CastleRock Management, LLC

Its:	General Partner

By (signature):	/s/ Maria Lamari Burden

Name:	Maria Lamari Burden

Title:	Chief Financial Officer

If Investor is an individual:

By (signature):

Name:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

Coral Group LLC 401 (K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Trustees, FBO Karen Boezi

/s/ Yuval Almog
Trustee

Coral Group LLC 401 (K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Trustees, FBO Linda Watchmaker

/s/ Yuval Almog
Trustee

Coral Group LLC 401 (K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Linda Watchmaker, Trustees, FBO Mark C. Headrick

/s/ Yuval Almog
Trustee

Coral Group LLC 401 (K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Trustees, FBO Yuval Almog

/s/ Mark Headrick
Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Coral Partners IV, Limited Partnership
By:	Coral Management Partners IV Limited Partnership
Its:	General Partner

/s/ Yuval Almog
General Partner

Coral Partners V, Limited Partnership
By:	Coral Management Partners, V, Limited Partnership
Its:	General Partner

/s/ Yuval Almog
General Partner

Coral Technology Supplemental Fund IV, Limited Partnership
By:	Coral Technology Management Partners, LLC
Its:	Managing Member

/s/ Yuval Almog
Yuval Almog, Managing Member

Coral Technology Supplemental Fund V, Limited Partnership
By:	Coral Technology Management Partners, LLC
Its:	Managing Member

/s/ Yuval Almog
Yuval Almog, Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name: CRCK, LLC
By: Maria Lamari Burden
Its: Chief Financial Officer

By (signature):	/s/ Maria Lamari Burden

Name:

Title:

If Investor is an individual:

By (signature):

Name:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Daniel J. Endries

Name:	Daniel J. Endries

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Daniel W. Shogren

Name:	Daniel W. Shogren

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Don Listwin

Name:	Don Listwin

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name: Farrokh Billimoria and Virsis Billimoria, Trustees of the Billimoria Family Living Trust dated Dec 29 2000

By:	FARROKH BILLIMORIA

Its:	Trustee

By (signature):	/s/ Farrokh Billimoria

Name:	FARROKH BILLIMORIA

Title:	Trustee

If Investor is an individual:

By (signature):

Name:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	FEDERATED TELEPHONE COOPERATIVE

By:	KEVIN BEYER

Its:	GENERAL MANAGER

By (signature):	/s/ Kevin Beyer

Name:	KEVIN BEYER

Title:	GENERAL MANAGER

If Investor is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	HMCH Ventures

By:	Roger L. Headrick

Its:	Managing General Partner

By (signature):	/s/ Roger L. Headrick

Name:	Roger L. Headrick

Title:

If Investor is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	HIST LP

By:

Its:

By (signature):	/s/ Motti Hoss

Name:	Motti Hoss

Title:	CFO

If Investor is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ James G. Benson

Name:	James G. Benson

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

July 8, 2009

By:	/s/ James E. Stevensen /s/ Margaret G. Stevensen

Name:	James E. and Margaret G. Stevensen

Title:	Investors – Series J

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ James G. Benson

Name:	James G. Benson IRA
RBC Capital Markets Corp Cust

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Jeffrey Anlauf

Name:	Jeffrey Anlauf

Title:	Mr.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Jerry Baldwin /s/ Jill Baldwin

Name:	Jerry Baldwin Jill Baldwin

Title:

7/6/09

4355 Shares Series J
Stock Purchased

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Joel Bovee

Name:	Joel Bovee

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ John J. Mitcham

Name:	John J. Mitcham

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	THE GREEN FAMILY TRUST UNDER AGREEMENT DATED NOVEMBER 6, 1995

By:	/s/ Joshua L. Green

Its:	Trustee

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Joyce Brown

Name:	Joyce Brown

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Tseng Jui-Yang

Name:	Tseng Jui-Yang

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Karin Jahnke

Name:	KARIN JAHNKE (FEDERATED TELECOM)

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Kevin Beyer

Name:	Kevin Beyer

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ L. Michael Howell
Name:	L. Michael Howell
Title:	Investor

7/8/09

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Lois Ostenaa

Name:	Lois Ostenaa
Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

MENLO ENTREPRENEURS FUND VII, LP

By:	/s/ Sonja Hoel Perkins

Name:

Title:

MENLO VENTURES VII, LP

By:	/s/ Sonja Hoel Perkins

Name:

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Michael Rustad Froslee /s/ Virginia Mae Froslee

Name:	Michael Rustad Froslee Virginia Mae Froslee

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	Ming-Fang Chang or Shiowing T. Chang, Trustees, or Successor Trustee(s) of the Chang Trust dated March 5, 1992

Name:	/s/ Ming-Fang Chang

Title:	Ming-Fang Chang

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	Montclair Chang Group

Name:	/s/ Ming-Fang Chang
Ming-Fang Chang

Title:	Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Paige Gehris

Name:	Paige Gehris

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Patrick J. Hodapp

Name:	Patrick J. Hodapp

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Peter Bovee

Name:	Peter Bovee

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Peter J. Throdahl

Name:	Peter J. Throdahl

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ R. Michael Carpinelli

Name:	R. Michael Carpinelli

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	SAVONA Trust Agrmt dtd October 20, 2001

By:	Raymond V Savona

Its:

By (signature):	/s/ Raymond V Savona

Name:	Raymond V Savona

Title:	Trustee

If Investor is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Reinhard Zippelius

Name:	Reinhard Zippelius

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Richard M. Baumgartner

Name:	Richard M. Baumgartner

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Richard L. Stockness

Name:	Richard L. Stockness

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Richard N. Larson

Name:	Richard N. Larson

Title:	Senior V/P/Investments

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

Name:	RIVERWOOD CAPITAL LLC

By:	/s/ Jeff Parks

Name:	Jeff Parks

Title:	Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Robert A. Olmsted

Name:	Robert A. Olmsted

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Rolf E. Aufforth

Name:	Rolf E. Aufforth

Title:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Ron Davidson

Name:	Ron Davidson

Title:	Owner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Ronald Eibensteiner

Name:	Ronald Eibensteiner

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Ronald Engesether

Name:	Ronald Engesether

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	SPVC VI, LLC

By:	SPVC Management VI, LLC

Its:	Managing Member

By (signature):	/s/ Michael B. Gorman

Name:	Michael B. Gorman

Title:	Managing Director

If Purchaser is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ T. Bradley Hays

Name:	T. Bradley Hays

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	TechnoPlus Ventures Ltd.

By:

Its:

By (signature):	/s/ Chen Katz /s/ Tsvika Ben-Porat /s/ Yanir Farber

Name:	Chen Katz, Tsvika Ben-Porat, Yanir Farber

Title:	CEO & Directors

If Investor is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Terrence E. Grimm 7-5-2009

Name:	Terrence E. Grimm

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Terry P. O’Brien

Name:	Terry P. O’Brien

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Theodore E. Raffetto

Name:	Theodore E. Raffetto

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Thomas F. Madison

Name:	Thomas F. Madison

Title:	Individual Investor

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	Thomas Nordlie Trustee UA 8/21/91 James Nordlie Irrevocable Trust

By:	Thomas Nordlie

Its:	Trustee

By (signature):	/s/ Thomas Nordlie

Name:	Thomas Nordlie

Title:	Trustee

If Investor is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Todd Daniels

Name:	Todd Daniels

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Tom Hergenrother

Name:	Tom Hergenrother

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Tom Lorenz

Name:	Tom Lorenz

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

By:	/s/ Will Henney

Name:	Will Henney

Title:	Owner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:	Wyncrest Capital, Inc

By:	Ronald Eibensteiner

Its:	President

By (signature):	/s/ Ronald Eibensteiner

Name:

Title:

If Investor is an individual:

By (signature):

Name:

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

If Investor is an entity:

Name:

By:

Its:

By (signature):

Name:

Title:

If Investor is an individual:

By (signature):	/s/ Yechezkel Gildor

Name:	Yechezkel Gildor

Address:

Phone:

Fax:

Email:

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Additional Signature Page For:

Signature Page to Amended and Restated Investors’ Rights Agreement

/s/ Yuval Almog
Yuval Almog

EXHIBIT A

FOUNDERS

Michael Hatfield

Rick Johnston

Ted Lord

Farzad S. Nabavi

Brian Semple

Jason Dove

Thomas A. Corker & Sherrie G. Corker

Rev Living Trust UA 5/17/00

Colt Lawton

Martin Stevenson

Traci Comstock

Leo Stearns

Tom Hergenrother

Heidi Matteri

Miguel Alonso

Srikanth Vadi

Rodney Hazlett

Matt Wilkinson

INVESTORS

Michael Hatfield

The Crescentico Trust

Carl Russo, Trustee

c/o Consigliare Management Company

Calgrat Partners, L.P.

c/o Consigliare Management Company

Carl Russo

c/o Consigliare Management Company

Equanimous Investments

c/o Consigliare Management Company

Ardesia, LLC

Attn: Tom Corker

Thomas A. Corker & Sherrie G. Corker

Rev Living Trust UA 5/17/00

Attn: Tom Corker

Ajaib Bhadare

Billa Ventures

Attn: Ajaib Bhadare

Martin Fornage

Larry Hatfield

Jim Staheli

Jeff Parsons

James Dunn

Brent Reed

William C. White TTEE White Family Trust

Pete Patel

Rick Johnston

Ted Lord

Pete Arnold

Christine Koontz

Farzad S. Nabavi

Dave Genin

Brian Semple

Jason Dove

Colt Lawton

Martin Stevenson

John King

Matt Meeker

VLG Investments LLC

VLG Investments 1999

VLG Associates 2000

Joshua L. Green as Trustee

of the Community Trust under

the Green Family Trust under

Agreement dated 11/6/95

Keith A. Miller

Renee R. Deming

Greg Ikonen

Kevin G. Montler

Mike Rollins

Raghavendra Santamavattur

Leo Stearns

Tom Hergenrother

Miguel Alonso

Srikanth Vadi

Rodney Hazlett

Traci Comstock

Heidi Matteri

Hans Mogensen

Madan Manoharan

1999 McNulty Family Trust

Glouple Ventures 2000-1, LLC

Attn: Robert R. Dykes

Pivotal Partners III, L.P.

c/o Pivotal Asset Management

California Bank & Trust, Agent for Ralph Cechettini

IRA Rollover # 1

The Ralph H. Cechettini 1995 Trust

The Ralph H. Cechettini 1999 Charitable Remainder Unitrust

Integral Capital Partners V L.P.

Integral Capital Partners V Side Fund L.P.

Integral Capital Partners V SLP Side Fund L.P.

Azure Venture Partners I, L.P.

Azure Ventures I, L.P.

Azure I, L.P.

Azure Partners I, L.P.

Meritech Capital Partners L.P.

Meritech Capital Affiliates L.P.

Redpoint Ventures I, L.P.

Redpoint Technology Partners A-1, L.P.

Redpoint Associates I, LLC

Redpoint Technology Partners Q-1, L.P.

Broadband Fund, L.P.

MSD Ventures, L.P.

MSD Select Sponsors Venture Capital Partnership, L.P.

645 Investments II, LLC

Tony Roach

Dennis Todd Murphy

Ravi Medikonda

R. Michael Carpinelli

Martin Bolek

Jim Wondolleck

Daniel J. Endries

William C. White TTEE White Family Trust

Joshua L. Green as Trustee

of the Community Trust under

the Green Family Trust under

Agreement dated 11/6/95

VLG Investments LLC

Reinhard Zippelius

Michael Ashby

TeleSoft Partners II SBIC, L.P.

TeleSoft Partners II QP, L.P.

TeleSoft Partners II, L.P.

TeleSoft NP Employee Fund, L.L.C.

Foundation Capital V, L.P.

Foundation Capital V Principals Fund, LLC

Kinetic Ventures II, LLC

Kinetic Ventures VII, LLC

Kinetic Ventures VIII, L.P.

Steven F. DeGennaro

Theodore F. Raffetto

Resources Trust IRA

FBO Theodore F. Raffetto

c/o Theodore F. Raffetto

RAYMOND V. SAVONA and

CLAIRE ROGGE SAVONA Trustees

under the SAVONA Trust

Agrmt dtd October 20, 2001

Raymond C. Sutton

Zatkovich & Associates

Kirk Blattman

Philip Cardy

Richard Dalzell

Clint Keeney

Andrew Ling

William Orr

Paul Swieconek

Bigwood Capital, LLC

CastleRock Partners II, L.P.

Attn: Maria Lamari Burden

CRCK, LLC

Attn: Maria Lamari Burden

CastleRock Ventures

Attn: Maria Lamari Burden

Credit Suisse Management LLC

Don Listwin

East Peak Partners, L.P.

Riverwood LLC

Michael T. and Martha F. Everett, as Community Property

WB Investors, LLC

Patrick Pohlen

VP Company Investments 2008, LLC

c/o Chief Financial Officer

SERIES H HOLDERS

A. Francis & Shirley A. Vonfeldt

Access Technology Capital, LLC

ADC Telecommunications, Inc.

Alan Glen and Judith M. Lee

Allen and Kathleen Lenzmeier

Almog, Yuval

Anderson, Martin

Anlauf, Jeffrey

Arvig Enterprises, Inc.

Aschenman, Shane

Aufforth, Rolf

Baer, Amon

Baker, Bradley

Baldwin, Jack D.

Baldwin, Michael

Barry and Vivian Sandefur

Baumgartner, Richard

Bay View Partners

Benson, James

Bernard V. & Theresa S. Vonderschmitt

Beyer, Kevin

Blair, Kathleen

Boezi, Karen

Boston Millennia Associates II Partnership

Boston Millennia Partners GmbH & Co. KG

Boston Millennia Partners II L.P.

Boston Millennia Partners II-A L.P.

Bovee, Joel S.

Bovee, Peter

Brea, Eduardo A.

Brett and Virginia Froslee

Brown, Joyce

Bruce and Susan Froslee

Busse, Raymond

Caramia LLC

Card, Joseph

Carlson, Jeffrey A.

Chao-Feng Venture Capital Corporation

Char, Devron

Christensen, Roland

Chuang, Richard

Clarence L. & Barbara Elder

Coastdock & Co

Cohen, Aviram

Columbia Bank Lakewood Branch Pledged collateral account FBO Anthony Hess

Comdisco Ventures Fund A, LLC

Continental Sun Venture II, LLC

Copperud, Gary

Coral Group Inc. Ret. Plan Y. Almog, P. McNerney and L. Watchmaker, Trustees, FBO Karen Boezi

Coral Group LLC, 401(K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Trustees, FBO Karen Boezi

Coral Group Inc. Ret. Plan Y. Almog, P. McNerney and L. Watchmaker, Trustees, FBO Linda Watchmaker

Coral Group LLC, 401(K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Trustees, FBO Linda Watchmaker

Coral Group Inc. Ret. Plan Y. Almog, P. McNerney and L. Watchmaker, Trustees, FBO Mark C. Headrick

Coral Group LLC, 401(K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Trustees, FBO Mark C. Headrick

Coral Group Ret. Plan Y. Almog, P. H. McNerney and L. Watchmaker, Trustees, FBO Yuval Almog

Coral Group LLC, 401(K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Trustees, FBO Yuval Almog

Coral Partners IV, L.P.

Coral Partners V, L.P.

Coral Technology Supplemental Fund IV L.P.

Coral Technology Supplemental Fund V L.P.

Corning Cable Systems

Cuperus Family Ltd. Partnership

Dahl, Christopher

Daniels, Todd

Danielson, LeRoy

Davidson, Ron

DB Securities Inc. Cust FBO IRA Yuval Almog

DLJ Capital Corporation

DLJ ESC II, L.P.

Donald & Marjorie Roiland

DRW Venture Partners, LP

Dyan, Bonnie

Eibensteiner, Ronald

Ellis Family Limited Partnership

Engesether, Ronald

Erickson, John

Ericson, John

Esenther, Daniel

Espeseth, Brian

Etzel, James

Eugene & Irene Sullivan

Farrokh Billimoria and Virsis Billimoria Trustees of the Billimoria Family Living Trust dtd 12/29/00

Federated Telephone Cooperative

First Trust Company of Onaga, N.A. CF Jerry J. Baldwin IRA #4100800000

First Trust Company of Onaga, N.A. CF Jerry J. Baldwin IRA 4100800000

Flood, John

Foley, Tom

Foster, Robert

Frank J. and Ann H. Putnam Plourde

Frenzel, Ed

Frobenius, John

Froy, Michael

G. James and Judith A. Spinner

Gehris, Paige

Gengel Family Trust dated 4/1/96

Gildor, Yechezkel

Gisselquist, Joel

Gordon, Paulette

Grimm, Terrance

Guarantee & Trust Co. TTEE FBO Michael R. Bolin GTC IRA

H.I.G. Cross-Connect, Inc.

H.I.G. Cross-Connect, Inc. Craig E. Burson-Managing Director

Hagen, Mark W.

Hankerson, Bruce

Havig, Paul

Headrick, Mark

Heidecker, Stephen

Henney, William

Henry J. Votava Charles Schwabb custodian IRA Rollover

Hirschfeld, Jerome J.

HMCH Ventures

Hodapp, Patrick

Holmes, Michael

Holmes, Rachel

Howard, Glen

Howell, L. Michael

Hua-Cheng Venture Capital Corporation

Hua-Jing Venture Capital Corporation

HVST Limited Partnership

Industricorp & Co Inc. FBO Twin City Carpenters

Intel Capital Corporation C/O Intel Corporation

Isaacson, Roland

J.A. Wilde Limited Partnership

James E. and Margaret G. Stevenson

James G. Benson IRA, RBC Dain Rauscher Custodian

Jeanne P. Mullaney and Charles B. Lieman

Jeffrey A. Carlson as Trustee of the Jeffrey A. Carlson Revocable Trust Dated 10/27/99

Jenkins Living Trust

Jerry and Jill Baldwin

John J. and G. Ann Mitcham

Johnson, Donald P.

Johnson, Gerald

JSA Venture Capital Corp

k.t. Concord Venture Advisors, (Cayman) Limited Partnership

k.t. Concord Venture Fund, (Cayman) Limited Partnership

k.t. Concord Venture Fund, (Israel) Limited Partnership

Kari and Steve Mueller

Karin Jahnke (Federated Telecom)

Karnowski, Jack

Keith and Karen Danielson

Kevin and Shula Foley

Knutson, Pat

Kranz, William

Kregness, Christopher

Kremers, Alois H.

Langum, Ladd N.

Langum, Ladd Norris

Larson, Richard

Lee W. Muse, Jr. Trustee

Leonard, Arnold

Lervick, Roger

Liberman, Morris I.

Lindley, Richard

Lorenz, Tom

Lynner, Terry

M. Peach Capital III FBO Randy Morgan

Madison, Thomas F.

Mahowald Insurance Agency

Malisow, Jack

Mark T. and Kay R. Balstad

Maroney, James L.

Martha S.N. and Sheldon J. Anderson

Mason, Margaret

MB Partnership

MB Partnership, Formerly Lockhart & J. Bicknell Lockhart Trust

MB Partnership, Formerly Lockhart Jr. & Mary Ann Lockhart Trust

McNerney, Peter

McRaith, Michele

Menlo Entrepreneurs Fund VII, LP

Menlo Ventures VII, LP

Merscham, Mary K.

Metzger, Timothy

Michael Rustad and Virginia Mae Froslee

Michalek, Edward

Miller, James

Mills, Wayne

Ming-Fang Chang or Shiowing T. Chang, trustees, or successor trustees of the Chang Trust dtd 3/05/92

Montclair Chang Group

Morgan Street Partners

Mullaney, Virginia

Muse, Jr. Trustee, Lee

Nelson, Julie

Neon Holdings

Nex-Tech, Inc.

O’Brien, Terry

Olmsted, Robert

Olson, Tiffany Ann

O’Neal III, David

O’Neal, Jr, David

O’Neal, Kelle Z.

Ostenaa Farms

Ostenaa, Lois

Pan-Pacific Venture Capital Co., Ltd.

Paragon Venture Capital Corporation

Paul A. and Joanne M. Lundberg

Paymar, Robert H.

Plugge, Richard

Polvi, Christopher

Poore, Tony

Randall L. and Pamela J. Wallgren

Revering, George

Richard P. Lindley IRA Bear Stearns Sec. Corp. Cust

Richard W. Perkins Trustee U/A dtd 6/14/78 FBO Richard W. Perkins

Robert and Bella Maisel Coral Group LLC, 401(K) Profit Sharing Plan, Yuval Almog, Mark Headrick and Trustees

Robert H. & Joanne M. Blunt

Robert R. and L. Renee Nunn

Roger L. and Karen K. Vonfeldt

Rosenkranz, Gerardo

Rueiming Jamp & Shu-Fang Jamp

Schreffler, Mark

Schwieters, Tony

Sheila V. and Richard J. Brostrom

Shogren, Daniel

Smith, Thomas J.

Sprout Capital IX, L.P.

Sprout Entrepreneur’s Fund L.P.

Sprout IX Plan Investors, LP

St. Paul Venture Capital Affiliates Fund I, LLC

St. Paul Venture Capital V, LLC

St. Paul Venture Capital VI, LLC

Stephen and Dana B. Bierma

Stifel, Nicolaus and Company, Inc., Attn: Marcia Brown, Lorae Wendlandt Estate of Merle Johnson

Stifel, Nicolaus Custodian for Peter Bovee IRA

Stifel, Nicolaus Custodian for Richard Stockness IRA

Stifel, Nicolaus Custodian For T. Bradley Hays IRA

Stifel, Nicolaus Custodian for William Kranz IRA

Stinar, Leonard M.

Stockness, Richard L.

Strategic Advisors Fund L.P.

Subramanian Krishnan and Douglas Glader

Swartz, Lawrence

T.W. Trust

Tammy Dierks (Federated Telecom)

TCI-II Investors, L.P.

Technoplus Ventures Ltd

The Board of Trustees of the Leland Stanford Junior University

The Grapa Trust

The Papageno Trust

The Pyramid Trust

Thomas & Diana Gagner

Thomas C. Hruby as trustee of the Thomas C. Hruby Revocable Trust Agreement dated December 23, 2002

Thomas Nordlie Trustee UA 8/21/1991 James S. Nordlie Irrevocable Trust

Thomssen, Robert

Throdahl, Peter

Triumph Capital Investors II, LP

Tseng, Jui-Yang

U.S. Bank National Association Dorsey & Whitney MasterTrust Trustee FBO Thomas Moe

Votava, Henry

W.D. Wilde Limited Partnership

Watchmaker, Linda

Weitzel, John

Wells Fargo Advisors C/F John Mitcham Roth IRA

Wells Fargo Bank as Agent for the Richard K. Nelson Trust

Werbalowsky, Jeffrey

West Central Telephone Association

Wilde Enterprises LLC

Wilde, James

Wilde, Wayne

William D. & Joyce E. Sexton

Wolfgang, Ann

Wyncrest Capital Inc.

Yohay, Robert